UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – March 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Money Market Fund

Semiannual report
3 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDDXX

Putnam
Money Market
Fund

Semiannual report
3 | 31 | 22

Message from the Trustees

May 6, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of higher inflation, interest-rate increases by the Federal Reserve, and the global impact of Russia’s attack on Ukraine. Regional surges in Covid-19 infections are also complicating global trade.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Principal value and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower. Yield reflects current performance more closely than total return. See below and pages 7–8 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/22. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 11–12.

Lipper peer group average is provided by Lipper, a Refinitiv company.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Money Market Fund

Please describe the money market environment during the six-month reporting period ended March 31, 2022.

JOANNE Fueled by strong growth in 2021 and ample fiscal and monetary stimulus, U.S. inflation reached levels not seen in 40 years. Inflation was exacerbated by supply chain bottlenecks and rising energy prices. This, combined with a sharp rise in Covid-19 cases, led to a downturn in market sentiment. Geopolitical and economic uncertainties surrounding Russia’s invasion of Ukraine also unnerved investors.

Given the broad recovery, elevated inflation, and tightening labor market, the Federal Reserve’s policy decisions became hawkish. In December 2021, the Fed pivoted toward tighter monetary policy, announcing plans to end its bond-buying stimulus program in March 2022. At its January 2022 policy meeting, the Fed indicated it was on track to initiate the first in a series of interest-rate hikes in March 2022. On March 16, 2022, the Fed raised its benchmark short-term interest rate by 0.25% — its first increase in over three years. Following the meeting, Fed commentary became more hawkish as policymakers suggested the need

Money Market Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 3/31/22. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Money Market Fund

for more aggressive tightening than anticipated. The markets subsequently began pricing in a higher probability that the Fed would raise interest rates by a half of a percentage point at one or more of its 2022 meetings.

As bond investors adjusted their growth and inflation outlooks, short-term interest rates on U.S. Treasury bills and U.S. government agency securities rose. The Fed’s Secured Overnight Financing Rate [SOFR] began the fund’s reporting period at 0.05% and ended the period at 0.29%.

How did the fund perform during the six months ended March 31, 2022?

JONATHAN The fund’s class A shares slightly underperformed the average return of the funds in its Lipper peer group, Money Market Funds.

What was your strategy during the reporting period?

JOANNE Following indications in late 2021 that the Fed would likely increase interest rates in 2022, money market yield curves steepened as investors priced in several interest-rate hikes. Early in the period, we focused on locking in fixed-rate securities with a maturity horizon of 9 to 12 months, such as those issued by Royal Bank of Canada and Svenska Handelsbanken. As future interest-rate expectations shifted, we looked for opportunities in floating-rate structures that reset to SOFR. Toronto-Dominion Bank and Cooperatieve Rabobank exemplify our strategy in this market.

We continued to like asset-backed commercial paper, such as Corporate Asset Funding Co. [CAFCO]. We searched for issuers that are backed by what we believe are diverse, high-quality financial assets, such as trade receivables and consumer loans. The fund held on average just over a third of its assets in repurchase agreements [repos] collateralized by U.S. Treasuries and government agency mortgage-backed securities. Repos with overnight maturities and short-dated paper provide liquidity and help satisfy requirements under Securities and Exchange Commission [SEC] 2a-7 guidelines.

Could you bring us up to date on the progress of potential money market reforms?

JONATHAN The SEC has proposed rule amendments designed to improve the resilience and transparency of money market funds [MMFs]. These proposed amendments grew out of concerns about the unprecedented economic disruption from the Covid-19 pandemic in March 2020. With major economies shutting down, increasing the risk of a global recession, investors shifted assets from the equity and credit markets toward the safety of U.S. cash and short-term government securities. This placed stress on the short-term funding markets.

The proposed amendments include an increase in the daily and weekly liquidity asset minimum requirements to 25% and 50%, respectively. This is intended to provide a more substantial buffer in the event of excessive redemptions. The proposals also included the de-linking of liquidity requirements and redemption gate provisions and amendments for how MMFs with stable net asset values should handle a negative interest-rate environment. The SEC submitted a request for public comment on the reform measures with an April 12, 2022 deadline. There is no firm date for a final ruling, but we believe it could come later this year. We will continue to closely monitor developments and their potential impact on our shareholders.

Money Market Fund 5

How are credit fundamentals in the money markets?

JOANNE We continue to have a high level of confidence in the creditworthiness of our financials exposure. Despite Russia’s invasion of Ukraine and secondary impacts from sanctions, market liquidity risk should remain low, in our view. Excess liquidity in western banking systems remains very high after a long period of quantitative easing, and central banks’ Covid-related liquidity facilities could easily be reactivated if necessary.

We view the profile of North American banks as strong. On the other hand, the fund is positioned more selectively in European banks due to geopolitical uncertainty and slower growth in the region. We have also been more cautious with banks that have heavy exposure to Asia.

What is your outlook for Fed policy in the coming months?

JONATHAN Fed officials have expressed the need for flexibility and risk management considerations in today’s highly uncertain environment. If inflation does not fall as they expect, it would be appropriate, in our view, for the Fed to tighten monetary policy at a faster pace than they now expect. Should the Fed advocate for a faster pace of tightening compared with past cycles, we will hear about it in advance.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Money Market Fund

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended March 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

							Current rate
Annualized fund performance Total returns for periods ended 3/31/22							(end of period)*
							Current	Current
							7-day	7-day yield
							yield (with	(without
							expense	expense
	Life of fund	10 years	5 years	3 years	1 year	6 months	limitation)	limitation)
Class A (10/1/76)
Net asset value	4.40%	0.46%	0.88%	0.58%	0.01%	0.00%	0.01%	–0.05%
Class B (4/27/92)
Before CDSC	4.30	0.45	0.88	0.58	0.01	0.01	0.01	–0.05
After CDSC	4.30	0.45	0.49	–0.42	–4.99	–4.99	—	—
Class C (2/1/99)
Before CDSC	4.30	0.45	0.88	0.58	0.01	0.00	0.01	–0.05
After CDSC	4.30	0.45	0.88	0.58	–0.99	–1.00	—	—
Class R (1/21/03)
Net asset value	4.02	0.45	0.88	0.58	0.01	0.00	0.01	–0.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A and R shares generally have no CDSC. Performance for class B, C, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Money Market Fund 7

Comparative annualized Lipper returns For periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Lipper Money Market Funds
category average*	4.50%	0.45%	0.85%	0.56%	0.02%	0.01%

Lipper results should be compared to fund performance at net asset value. Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Over the six-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/22, there were 88, 88, 86, 85, 57, and 2 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/22

Distributions	Class A	Class B	Class C	Class R
Number	6	6	6	6
Income	$0.000050	$0.000050	$0.000050	$0.000050
Capital gains	—	—	—	—
Total	$0.000050	$0.000050	$0.000050	$0.000050

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R
Total annual operating expenses for the fiscal year
ended 9/30/21	0.46%	0.46%	0.46%	0.46%
Annualized expense ratio for the six-month period
ended 3/31/22*†	0.15%	0.15%	0.15%	0.15%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects a voluntary waiver of certain fund expenses.

† Includes one time annualized proxy costs of 0.01%.

8 Money Market Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/21 to 3/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R
Expenses paid per $1,000*†	$0.75	$0.75	$0.75	$0.75
Ending value (after expenses)	$1,000.05	$1,000.05	$1,000.05	$1,000.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/22, use the following calculation method. To find the value of your investment on 10/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R
Expenses paid per $1,000*†	$0.76	$0.76	$0.76	$0.76
Ending value (after expenses)	$1,024.18	$1,024.18	$1,024.18	$1,024.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

Money Market Fund 9

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Although the fund seeks to preserve the value of your investment at $1.00 per share, there is no guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The values of money market investments usually rise and fall in response to changes in interest rates. Interest-rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if developments affecting that industry cause the prices of related money market investments to fall. Although the fund only buys high-quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer. The effects of inflation may erode the value of your investment over time. Foreign investments, including money market instruments of foreign issuers that are denominated in U.S. dollars, involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

10 Money Market Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Comparative rates

Secured Overnight Financing Rate (SOFR) is a broad overnight secured market rate that reflects the rates of U.S. Treasury repurchase agreements (repos). SOFR is not a credit-sensitive rate and is highly correlated to supply and demand dynamics in the repo market.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Money Market Fund 11

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2022, Putnam employees had approximately $530,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Money Market Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios and net investment income ratios in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Money Market Fund 13

The fund’s portfolio 3/31/22 (Unaudited)

REPURCHASE AGREEMENTS (45.6%)*	Principal amount	Value
Interest in $384,728,000 joint tri-party repurchase agreement dated 3/31/2022 with BofA Securities, Inc. due 4/1/2022 — maturity value of $114,093,951 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 4.500% and due dates ranging from 2/1/2042 to 3/1/2052, valued at $392,422,560)	$114,093,000	$114,093,000
Interest in $419,437,000 joint tri-party repurchase agreement dated 3/31/2022 with Citigroup Global Markets, Inc. due 4/1/2022 — maturity value of $114,100,983 for an effective yield of 0.310% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 4.500% and due dates ranging from 12/20/2051 to 2/20/2052, valued at $427,850,684)	114,100,000	114,100,000
Interest in $272,950,000 joint tri-party repurchase agreement dated 3/31/2022 with Royal Bank of Canada due 4/1/2022 — maturity value of $115,040,959 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from zero % to 4.500% and due dates ranging from 6/28/2022 to 11/15/2050, valued at $278,411,320)	115,040,000	115,040,000
Total repurchase agreements (cost $343,233,000)		$343,233,000

COMMERCIAL PAPER (26.0%)*	Yield (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd. (Australia)	0.331	10/17/22	$3,500,000	$3,493,615
Australia & New Zealand Banking Group, Ltd. (Australia)	0.180	10/18/22	7,000,000	6,996,421
Bank of Montreal (Canada)	0.350	1/13/23	8,250,000	8,250,000
Bank of Nova Scotia (The) (Canada)	1.104	7/6/22	7,250,000	7,228,733
Bank of Nova Scotia (The) (Canada)	0.231	5/10/22	7,750,000	7,748,069
BPCE SA (France)	0.756	6/3/22	7,250,000	7,240,421
Commonwealth Bank of Australia (Australia)	0.550	2/28/23	7,250,000	7,250,000
Commonwealth Bank of Australia (Australia)	0.240	8/2/22	3,500,000	3,497,130
Commonwealth Bank of Australia (Australia)	0.160	4/27/22	7,500,000	7,499,133
DNB Bank ASA (Norway)	0.550	3/2/23	3,750,000	3,750,000
DNB Bank ASA (Norway)	0.331	10/27/22	7,800,000	7,785,057
ING (U.S.) Funding, LLC	0.902	6/7/22	7,500,000	7,487,438
ING (U.S.) Funding, LLC	0.230	4/1/22	5,000,000	5,000,000
Mitsubishi UFJ Trust & Banking Corp./NY	0.500	5/10/22	7,500,000	7,495,938
Mizuho Bank, Ltd./New York, NY	0.902	6/14/22	7,500,000	7,486,125
National Australia Bank, Ltd. (Australia)	0.330	2/24/23	7,250,000	7,250,000
National Australia Bank, Ltd. (Australia)	0.250	4/22/22	7,500,000	7,500,133
National Bank of Canada (Canada)	0.200	7/28/22	7,250,000	7,250,000
Nordea Bank ABP (Finland)	0.326	7/1/22	7,250,000	7,244,044
Royal Bank of Canada/New York, NY (Canada)	1.003	6/22/22	3,500,000	3,492,028
Royal Bank of Canada/New York, NY (Canada)	0.402	11/15/22	7,000,000	6,982,267
Skandinaviska Enskilda Banken AB (Sweden)	0.220	5/3/22	7,250,000	7,248,582
Sumitomo Mitsui Banking Corp. (Japan)	0.280	4/7/22	7,250,000	7,249,662
Sumitomo Mitsui Trust Bank, Ltd./Singapore (Singapore)	0.590	4/22/22	7,250,000	7,247,505
Svenska Handelsbanken AB (Sweden)	0.341	11/1/22	3,500,000	3,492,926
TotalEnergies Capital Canada, Ltd. (Canada)	0.450	4/11/22	7,500,000	7,499,063
TotalEnergies Capital Canada, Ltd. (Canada)	0.450	4/4/22	7,250,000	7,249,728
Toyota Motor Credit Corp.	0.260	8/26/22	7,250,000	7,250,000
Westpac Banking Corp. (Australia)	0.770	3/20/23	10,000,000	10,000,000
Total commercial paper (cost $195,164,018)				$195,164,018

14 Money Market Fund

CERTIFICATES OF DEPOSIT (15.6%)*	Yield (%)	Maturity date	Principal amount	Value
Bank of America, NA	0.210	6/8/22	$7,250,000	$7,250,000
Bank of Montreal/Chicago, IL FRN (Canada)	0.800	3/3/23	3,000,000	3,000,000
Bank of Nova Scotia/Houston FRN	0.830	12/23/22	3,750,000	3,750,000
Bank of Nova Scotia/Houston FRN	0.440	7/18/22	3,500,000	3,500,000
Canadian Imperial Bank of Commerce/New York, NY	0.350	11/2/22	7,250,000	7,250,000
Canadian Imperial Bank of Commerce/ New York, NY FRN	0.430	7/1/22	3,500,000	3,500,176
Citibank, N.A.	0.170	8/3/22	4,000,000	4,000,000
Cooperatieve Rabobank UA/NY FRN (Netherlands)	0.460	10/27/22	7,250,000	7,250,000
Credit Agricole Corporate and Investment Bank/ New York FRN (France)	0.400	5/18/22	7,250,000	7,250,000
Mizuho Bank, Ltd./New York, NY	0.240	4/20/22	7,250,000	7,250,000
MUFG Bank, Ltd./New York, NY FRN (Japan)	0.470	8/22/22	7,250,000	7,250,000
Skandinaviska Enskilda Banken AB/New York, NY	0.960	6/15/22	7,500,000	7,500,000
Sumitomo Mitsui Banking Corp./New York (Japan)	0.200	4/25/22	7,000,000	7,000,000
Sumitomo Mitsui Trust Bank, Ltd./New York FRN	0.460	8/3/22	7,250,000	7,250,000
Svenska Handelsbanken/New York, NY FRN (Sweden)	0.440	8/9/22	7,250,000	7,248,423
Toronto-Dominion Bank/NY FRN (Canada)	0.480	5/18/22	10,000,000	10,000,000
Toronto-Dominion Bank/NY FRN (Canada)	0.300	2/9/23	7,250,000	7,250,000
Westpac Banking Corp./NY FRN (Australia)	0.440	5/17/22	10,000,000	10,000,384
Total certificates of deposit (cost $117,498,983)				$117,498,983

ASSET-BACKED COMMERCIAL PAPER (12.9%)*	Yield (%)	Maturity date	Principal amount	Value
Atlantic Asset Securitization, LLC	0.701	5/27/22	$7,250,000	$7,242,106
Barclays Bank PLC CCP (United Kingdom)	0.600	4/20/22	7,500,000	7,497,625
CAFCO, LLC	1.003	7/14/22	7,500,000	7,478,333
Chariot Funding, LLC	0.500	4/25/22	7,500,000	7,497,500
CHARTA, LLC	1.003	7/13/22	7,500,000	7,478,542
CHARTA, LLC	0.761	6/2/22	7,250,000	7,240,511
Collateralized Commercial Paper V Co., LLC	0.280	5/26/22	7,250,000	7,246,899
Collateralized Commercial Paper V Co., LLC	0.250	9/19/22	7,250,000	7,250,000
CRC Funding, LLC	0.411	6/1/22	4,250,000	4,247,047
Matchpoint Finance PLC (Ireland)	0.320	5/6/22	7,250,000	7,247,744
Matchpoint Finance PLC (Ireland)	0.260	4/8/22	7,250,000	7,249,633
MetLife Short Term Funding, LLC	0.160	5/16/22	4,686,000	4,685,063
Old Line Funding, LLC	1.003	6/13/22	7,250,000	7,235,299
Thunder Bay Funding, LLC	1.206	8/16/22	7,500,000	7,465,747
Total asset-backed commercial paper (cost $97,062,049)				$97,062,049

TOTAL INVESTMENTS
Total investments (cost $752,958,050)	$752,958,050

Key to holding’s abbreviations
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Money Market Fund 15

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $752,042,081.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	67.0%	France	1.9%
Canada	10.1	Norway	1.5
Australia	8.4	United Kingdom	1.0
Japan	2.8	Netherlands	1.0
Sweden	2.4	Singapore	1.0
Ireland	1.9	Finland	1.0
		Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$97,062,049	$—
Certificates of deposit	—	117,498,983	—
Commercial paper	—	195,164,018	—
Repurchase agreements	—	343,233,000	—
Totals by level	$—	$752,958,050	$—

The accompanying notes are an integral part of these financial statements.

16 Money Market Fund

Statement of assets and liabilities 3/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$409,725,050
Repurchase agreements (identified cost $343,233,000)	343,233,000
Cash	15,743
Interest and other receivables	357,839
Receivable for shares of the fund sold	719,767
Prepaid assets	60,810
Total assets	754,112,209

LIABILITIES
Payable for shares of the fund repurchased	1,295,377
Payable for compensation of Manager (Note 2)	135
Payable for custodian fees (Note 2)	4,933
Payable for investor servicing fees (Note 2)	169,216
Payable for Trustee compensation and expenses (Note 2)	429,883
Payable for administrative services (Note 2)	2,083
Distributions payable to shareholders	1,545
Other accrued expenses	166,956
Total liabilities	2,070,128

Net assets	$752,042,081

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$752,028,433
Total distributable earnings (Note 1)	13,648
Total — Representing net assets applicable to capital shares outstanding	$752,042,081

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($727,479,192 divided by 727,465,674 shares)	$1.00
Net asset value and offering price per class B share ($2,078,604 divided by 2,078,526 shares)*	$1.00
Net asset value and offering price per class C share ($17,491,899 divided by 17,492,334 shares)*	$1.00
Net asset value, offering price and redemption price per class R share
($4,992,386 divided by 4,992,389 shares)	$1.00

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Money Market Fund 17

Statement of operations Six months ended 3/31/22 (Unaudited)

INVESTMENT INCOME
Interest	$571,917
Total investment income	571,917

EXPENSES
Compensation of Manager (Note 2)	996,890
Investor servicing fees (Note 2)	508,958
Custodian fees (Note 2)	7,257
Trustee compensation and expenses (Note 2)	13,473
Administrative services (Note 2)	11,800
Other	210,038
Fees waived and reimbursed by Manager (Note 2)	(1,200,865)
Total expenses	547,551
Expense reduction (Note 2)	(1,721)
Net expenses	545,830

Net investment income	26,087

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	8,935
Total net realized gain	8,935

Net gain on investments	8,935

Net increase in net assets resulting from operations	$35,022

The accompanying notes are an integral part of these financial statements.

18 Money Market Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/22*	Year ended 9/30/21
Operations
Net investment income	$26,087	$69,375
Net realized gain on investments	8,935	10,599
Net increase in net assets resulting from operations	35,022	79,974
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(31,411)	(67,818)
Class B	(98)	(72)
Class C	(633)	(1,201)
Class R	(266)	(284)
Increase (decrease) from capital share transactions (Note 4)	15,820,546	(107,102,563)
Total increase (decrease) in net assets	15,823,160	(107,091,964)

NET ASSETS
Beginning of period	736,218,921	843,310,885
End of period	$752,042,081	$736,218,921

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Money Market Fund 19

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
											Ratio of net
											investment
											income (loss)
	Net asset value,		Net realized	Total from	From net				Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	Total return at net	end of period	to average net assets	net assets
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	asset value (%)[a]	(in thousands)	(%)[b]	(%)
Class A
March 31, 2022**	$1.00	—[c]	—[c]	—[c]	(.0001)	(.0001)	$1.00	—*d	$727,479	.07*e,f	— *d,e
September 30, 2021	1.00	.0001	—[c]	.0001	(.0001)	(.0001)	1.00	.01	713,140	.13[e]	.01[e]
September 30, 2020	1.00	.0072	—[c]	.0072	(.0072)	(.0072)	1.00	.72	805,153	.41[e]	.68[e]
September 30, 2019	1.00	.0203	—	.0203	(.0203)	(.0203)	1.00	2.05	702,331.48		2.03
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	1.00	1.30	713,763.50		1.29
September 30, 2017	1.00	.0046	—	.0046	(.0046)	(.0046)	1.00	.46	738,646	.50[e]	.45[e]
Class B
March 31, 2022**	$1.00	—[c]	—[c]	—[c]	(.0001)	(.0001)	$1.00	.01*	$2,079	.07*e,f	— *d,e
September 30, 2021	1.00	.0001	—[c]	.0001	(.0001)	(.0001)	1.00	.01	2,659	.13[e]	.01[e]
September 30, 2020	1.00	.0072	—[c]	.0072	(.0072)	(.0072)	1.00	.72	4,022	.41[e]	.60[e]
September 30, 2019	1.00	.0203	—	.0203	(.0203)	(.0203)	1.00	2.05	3,044.48		2.04
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	1.00	1.30	3,941.50		1.21
September 30, 2017	1.00	.0034	—	.0034	(.0034)	(.0034)	1.00	.34	9,460	.61[e]	.33[e]
Class C
March 31, 2022**	$1.00	—[c]	—[c]	—[c]	(.0001)	(.0001)	$1.00	—*d	$17,492	.07*e,f	.01*e
September 30, 2021	1.00	.0001	—[c]	.0001	(.0001)	(.0001)	1.00	.01	14,613	.13[e]	.01[e]
September 30, 2020	1.00	.0072	—[c]	.0072	(.0072)	(.0072)	1.00	.72	26,051	.41[e]	.51[e]
September 30, 2019	1.00	.0203	—	.0203	(.0203)	(.0203)	1.00	2.05	16,076.48		2.03
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	1.00	1.30	10,794.50		1.20
September 30, 2017	1.00	.0034	—	.0034	(.0034)	(.0034)	1.00	.34	19,347	.60[e]	.34[e]
Class R
March 31, 2022**	$1.00	—[c]	—[c]	—[c]	(.0001)	(.0001)	$1.00	—*d	$4,992	.07*e,f	— *d,e
September 30, 2021	1.00	.0001	—[c]	.0001	(.0001)	(.0001)	1.00	.01	5,807	.13[e]	.01[e]
September 30, 2020	1.00	.0072	—[c]	.0072	(.0072)	(.0072)	1.00	.72	8,084	.41[e]	.65[e]
September 30, 2019	1.00	.0203	—	.0203	(.0203)	(.0203)	1.00	2.05	5,605.48		2.02
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	1.00	1.30	5,567.50		1.25
September 30, 2017	1.00	.0034	—	.0034	(.0034)	(.0034)	1.00	.34	7,470	.61[e]	.33[e]

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.0001 per share.

d Amount represents less than 0.01%.

e Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	3/31/22	9/30/21	9/30/20	9/30/17
Class A	0.16%	0.33%	0.06%	0.00%
Class B	0.16	0.33	0.06	0.14
Class C	0.16	0.33	0.06	0.15
Class R	0.16	0.33	0.06	0.14

f Includes one time proxy cost of 0.01%.

The accompanying notes are an integral part of these financial statements.

20 Money Market Fund	Money Market Fund 21

Notes to financial statements 3/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through March 31, 2022.

Putnam Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund intends to operate as a “retail money market fund” as defined by Rule 2a–7 of the Investment Company Act of 1940 and limits investments in the fund to accounts beneficially owned by natural persons. The fund has adopted policies and procedures permitting the Board of Trustees of the fund to impose a liquidity fee or to temporarily suspend redemptions from the fund (a “redemption gate”) if the fund’s weekly liquid assets fall below specified thresholds. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and time deposits and may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks and characteristics of the issuer or counterparty, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C and class R shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Each class of shares is sold without a front-end sales charge. Class A shares also are generally not subject to a contingent deferred sales charge, and class R shares are not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares are subject to a one-year 1.00% contingent deferred sales charge on certain redemptions and generally convert to class A shares after approximately eight years. Class R shares are not available to all investors. The expenses for class A, class B, class C and class R shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to

22 Money Market Fund

its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $350,105,424 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income, including amortization and accretion of premiums and discounts, is recorded on the accrual basis. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Money Market Fund 23

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.135% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $1,200,865 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class R shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

24 Money Market Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$494,499	Class R	3,788
Class B	1,616	Total	$508,958
Class C	9,055

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,721 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $501, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees currently have not approved payments by the fund under the Plans.

	Maximum %	Approved %
Class B	0.75%	0.00%
Class C	1.00%	0.00%
Class R	1.00%	0.00%

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $516 and $156, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $37,753,647,067 and $37,737,554,039, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Money Market Fund 25

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	156,830,131	$156,830,131	274,354,293	$274,354,293
Shares issued in connection with
reinvestment of distributions	31,192	31,192	67,048	67,048
	156,861,323	156,861,323	274,421,341	274,421,341
Shares repurchased	(142,525,155)	(142,525,155)	(366,444,220)	(366,444,220)
Net increase (decrease)	14,336,168	$14,336,168	(92,022,879)	$(92,022,879)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	463,512	$463,512	2,169,241	$2,169,241
Shares issued in connection with
reinvestment of distributions	98	98	305	305
	463,610	463,610	2,169,546	2,169,546
Shares repurchased	(1,043,627)	(1,043,627)	(3,533,143)	(3,533,143)
Net decrease	(580,017)	$(580,017)	(1,363,597)	$(1,363,597)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	11,495,139	$11,495,139	14,904,565	$14,904,565
Shares issued in connection with
reinvestment of distributions	601	601	1,527	1,527
	11,495,740	11,495,740	14,906,092	14,906,092
Shares repurchased	(8,616,477)	(8,616,477)	(26,345,127)	(26,345,127)
Net increase (decrease)	2,879,263	$2,879,263	(11,439,035)	$(11,439,035)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	724,087	$724,087	2,959,032	$2,959,032
Shares issued in connection with
reinvestment of distributions	263	263	611	611
	724,350	724,350	2,959,643	2,959,643
Shares repurchased	(1,539,218)	(1,539,218)	(5,236,695)	(5,236,695)
Net decrease	(814,868)	$(814,868)	(2,277,052)	$(2,277,052)

26 Money Market Fund

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Money Market Fund 27

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Citigroup Global	Royal Bank of
	BofA Securities, Inc.	Markets, Inc.	Canada	Total
Assets:
Repurchase agreements **	$114,093,000	$114,100,000	$115,040,000	$343,233,000
Total Assets	$114,093,000	$114,100,000	$115,040,000	$343,233,000
Liabilities:
Total Liabilities	$—	$—	$—	$—
Total Financial and Derivative	$114,093,000	$114,100,000	$115,040,000	$343,233,000
Net Assets
Total collateral received	$114,093,000	$114,100,000	$115,040,000
(pledged)†##
Net amount	$—	$—	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$116,374,860	$116,388,786	$117,341,778	$350,105,424
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

28 Money Market Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and
Putnam Investments Limited	Paul L. Joskow	BSA Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
	and Assistant Treasurer	Vice President and
Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 23, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 23, 2022